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                                                               EXHIBIT 23.2
                                                               ------------


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Incyte Pharmaceuticals, Inc. of our report dated January 15, 1999 relating to the financial statements of diaDexus, LLC, appearing on page 67 of the Incyte Pharmaceuticals, Inc. Annual Report on Form 10-K for the year ended December 31, 1998.


                                  /s/ PricewaterhouseCoopers LLP


San Jose, California
July 16, 1999